Contingencies	12 Months Ended
Dec. 31, 2017
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Contingencies
25.	Contingencies

We consider provisions for all our outstanding and pending legal claims to be adequate. The final outcome with respect to actions outstanding or pending as at December 31, 2017, or with respect to future claims, cannot be predicted with certainty. Significant contingencies not disclosed elsewhere in the notes to our financial statements are as follows:

Upper Columbia River Basin

Teck American Inc. (TAI) continues studies under the 2006 settlement agreement with the U.S. Environmental Protection Agency (EPA) to conduct a remedial investigation on the Upper Columbia River in Washington State. Residential soil testing within the study site has identified certain properties where remediation is required. TAI and EPA have reached an agreement regarding remediation to be undertaken, and that work is ongoing. The Lake Roosevelt litigation involving TML in the Federal District Court for the Eastern District of Washington continues. In September 2012, TML entered into an agreement with the plaintiffs, agreeing that certain facts were established for purposes of the litigation. The agreement stipulated that some portion of the slag discharged from TML’s Trail Operations into the Columbia River between 1896 and 1995, and some portion of the effluent discharged from Trail Operations, have been transported to and are present in the Upper Columbia River in the United States, and that some hazardous substances from the slag and effluent have been released into the environment within the United States. In December 2012, the Court found in favour of the plaintiffs in phase one of the case, issuing a declaratory judgment that TML is liable under the Comprehensive Environmental Response, Compensation, and Liability Act (CERCLA) for response costs, the amount of which will be determined in later phases of the case. In August 2016 the trial court judge ruled in favour of the Tribal plaintiffs awarding approximately $9 million in past response costs and that decision, along with certain other findings in the first phase of the case, is under appeal in the Ninth Circuit Court of Appeals, and a decision is expected in 2018.

A District Court ruling in favour of plaintiffs on a motion seeking recovery from TML for environmental response costs, and in a subsequent proceeding, natural resource damages and assessment costs, arising from the alleged deposition of hazardous substances in the United States from aerial emissions from TML’s Trail Operations was overturned on appeal in the Ninth Circuit in July 2016, with the result that alleged damages associated with air emissions are no longer part of the case.

A hearing with respect to natural resource damages and assessment costs is expected to follow after resolution of appeals with respect to issues raised in the first phase of the litigation and completion of the remedial investigation and feasibility study being undertaken by TAI.

There is no assurance that we will ultimately be successful in our defence of the litigation or that we or our affiliates will not be faced with further liability in relation to this matter. Until the studies contemplated by the EPA settlement agreement and additional damage assessments are completed, it is not possible to estimate the extent and cost, if any, of any additional remediation or restoration that may be required or to assess our potential liability for damages. The studies may conclude, on the basis of risk, cost, technical feasibility or other grounds, that no remediation other than some residential soil removal should be undertaken. If other remediation is required and damage to resources found, the cost of that remediation may be material.